SCHEDULE 14A INFORMATION

    Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934
                                (Amendment No. )

Filed by  the Registrant   [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement

[ ]   Confidential,   for  Use  of  the  Commission  Only  (as permitted by
      Rule 14a-6(e)(2))

[X]   Definitive Proxy Statement

[ ]   Definitive Additional Materials

[ ]   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                               BENJAMIN MOORE & CO.

 ...............................................................................
                (Name of Registrant as Specified In Its Charter)


 ...............................................................................
 (Name  of  Person(s)  Filing  Proxy  Statement  if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14s-6(i)(2) or
Item 22(a)(2) of Schedule 14a.

[ ]   $500 per each party to the controversy pursuant to the Exchange Act
Rule 14a-6(i)(3).

[ ]    Fee computed on table below per Exchange Act Rules
14a-6(i)(4) and 0-11.

      1) Title of each class of securities to which transaction applies:

      ..........................................................................
      2) Aggregate number of securities to which transaction applies:

      ..........................................................................
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.

      ..........................................................................

      4) Proposed maximum aggregate value of transaction:

      ..........................................................................

      5) Total fee paid:

      ..........................................................................
[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:

      ..........................................................................

      2) Form, Schedule or Registration No.:

      ..........................................................................

      3) Filing Party:

      ..........................................................................

      4) Date Filed:

      ..........................................................................

                                     [LOGO]

                              BENJAMIN MOORE & CO.

                         ------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          -----------------------------



    The Annual Meeting of the Shareholders of Benjamin Moore & Co. will be held on Thursday, the 18th day of April, 1996, at 11:00 in the morning, New Jersey time, at the Woodcliff Lake Hilton, Chestnut Ridge Road and Tice Boulevard, Woodcliff Lake, New Jersey, for the following purposes:

    1.   To elect six (6) Class II Directors to hold office for three years.

    2. To transact such other business as may properly be brought before the meeting, or any adjournment or postponement thereof.

    In accordance with the Bylaws of the Company, the Board of Directors has fixed the close of business on March 1, 1996 as the record date for the meeting. Accordingly, only shareholders of record at the close of business on March 1, 1996 will be entitled to notice of and to vote at the meeting.

    Whether or not you expect to be personally present at the meeting, please complete, date, sign and return the enclosed proxy in the envelope which is provided.

    If you attend, we invite you to stay for lunch after the meeting. In order that we may plan for lunch, we request you to please complete and return the enclosed card together with the proxy.


Montvale, New Jersey
March 22, 1996

                                           By Order Of The Board of Directors

                                                        John T. Rafferty
                                                           Secretary

                                 PROXY STATEMENT

General

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Benjamin Moore & Co., a New Jersey corporation (the "Company"), of proxies to be used at the Annual Meeting of Shareholders to be held on the 18th day of April, 1996, at 11:00 o'clock in the morning, New Jersey time, or at any adjournment or postponement thereof. Only shareholders of record at the close of business on March 1, 1996 (the "Record Date") will be entitled to notice of and to vote at the Meeting.

     The principal executive offices of the Company are located at 51 Chestnut Ridge Road, Montvale, New Jersey 07645. This Proxy Statement and the related Notice of Annual Meeting of Shareholders and proxy were first sent or given to shareholders on or about March 22, 1996.

     The Company's Annual Report to Shareholders for the fiscal year ended December 31, 1995, including financial statements, accompanies this Proxy Statement and the related Notice of Annual Meeting of Shareholders and proxy.

     The cost of the solicitation of proxies will be borne by the Company. In addition to the solicitation of proxies by use of the mails, the Company may use the services of its officers and regular employees (none of whom will receive any compensation therefor in addition to their regular compensation) to solicit proxies, personally or by telephone. Arrangements may also be made with banks, brokerage houses and other custodians, nominees and fiduciaries to forward the proxy materials to the beneficial owners, and the Company may reimburse such banks, brokerage houses, custodians, nominees and fiduciaries for their reasonable expenses in connection therewith. At the 1995 Annual Meeting of Shareholders, more than 91.5% of the outstanding shares were represented at the meeting in person or by proxy.

Outstanding Shares

     At the close of business on March 1, 1996, there were 9,436,409 shares of Common Stock, par value $10 per share, outstanding. Each share of Common Stock is entitled to one vote on all matters with respect to which holders thereof are entitled to vote, as set forth in the accompanying Notice of Annual Meeting of Shareholders.

Proxy Procedure

     The form of proxy provides space for a shareholder to vote in the election of Directors or to withhold authority to vote for any or all nominees for the Board of Directors. The election of Directors requires a plurality of the votes cast. Abstentions and broker non-votes are counted only for purposes of determining whether a quorum is present at the Meeting. Votes will be counted by duly appointed inspectors of election, whose responsibilities are to ascertain the number of shares outstanding and the voting power of each, determine the number of shares represented at the Meeting and the validity of proxies and ballots, count all votes and report the results to the Company.

     A properly completed, signed and dated proxy which is received prior to the Meeting will be voted in the manner specified therein. If authority to vote for one or more of the nominees for election as Director has not been withheld on the proxy in accordance with the instructions set forth thereon, the proxy will be voted for the election of all such nominees; if authority to vote for one or more of such nominees has been so withheld, the proxy will only be voted for the election of the balance of such nominees. The proxy will be voted for not more than six (6) Directors.

     At the date of this Proxy Statement, the Board of Directors does not know of any matters to be brought before the Meeting which are not set forth in the accompanying Notice of Annual Meeting of Shareholders. A proxy in the accompanying form will confer discretionary authority with respect to any such other matter. If any such other matter or matters are properly brought before the Meeting or any adjournment(s) thereof, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented thereby in accordance with their best judgment.

     A shareholder may revoke his or her proxy by giving written notice of revocation to the Secretary of the Company before the proxy is voted at the Meeting, by executing and delivering a later dated proxy, or by attending the Meeting and voting his or her shares in person.

                             PRINCIPAL SHAREHOLDERS

     Set forth below is certain information, as of March 1, 1996 (or in the case of interests under the Company's Employees' Stock Ownership Plan the most recent allocation date which is December 31, 1995), with respect to each person who, to the knowledge of the Company, may be deemed to own beneficially (within the meaning of the applicable rules and regulations of the Securities and Exchange Commission) more than five percent of the Company's Common Stock. In reviewing the following table, it should be noted that as set forth in the notes thereto, a substantial number of the shares are held in trusts, the trustees of which are more than one of the persons named below; accordingly, the number of shares set forth opposite the name of each such person (and the corresponding percentage ownership represented thereby) refers, in several instances, to the same shares.

     The shares shown include stock options issued under the Stock Option Plan of the Company which are exercisable on or within sixty days after March 1, 1996. They permit the purchase of a total of 2,666 shares, 3,333 shares and 3,333 shares by Messrs. Belcher, Jr., Roob and Workman, respectively. For the purpose of calculating percentage ownership such shares were also considered to be outstanding.

                                             SHARES OWNED          APPROXIMATE
                                              BENEFICIALLY         PERCENTAGE OF
                                                  AS OF            OUTSTANDING
    NAME AND ADDRESS                         MARCH 1, 1996           SHARES
    ----------------                         -------------           ------


    Benjamin M. Belcher, Jr.                   1,690,998 (1)           17.9
    51 Chestnut Ridge Road
    Montvale, New Jersey 07645

    John C. Moore                              1,358,971 (2)           14.4
    51 Chestnut Ridge Road
    Montvale, New Jersey 07645

    Richard Roob                               1,156,591 (3)           12.2
    51 Chestnut Ridge Road
    Montvale, New Jersey 07645

    Maurice C. Workman                           494,101 (4)            5.2
    51 Chestnut Ridge Road
    Montvale, New Jersey 07645

    Benjamin Moore & Co. Employees' Stock        485,153 (5)            5.1
    Ownership Plan Trust
    51 Chestnut Ridge Road
    Montvale, New Jersey 07645

(1) Includes 1,084,576 shares held by trusts of which Mr. Belcher, Jr.
    is co-trustee. The other co-trustees of said trusts are as follows: (a) trusts holding a total of 59,200 of such shares--individuals having no affiliation with the Company; (b) trusts holding 24,000 of such shares--Mr. Vail; (c) trusts holding 596,998 of such shares--Mr. Roob and Mr. John C. Moore who is named above as the owner of more than five percent of the Company's Common Stock and consequently is deemed to have an affiliation with the Company; (d) trusts holding 396,378 of such shares--Mr. Moore; and
    (e) a trust
    holding 8,000 of such shares--Mrs. Wardell. In each case, the co-trustees are empowered to make all decisions in respect of the shares, including the voting and disposition thereof. Also, Mr. Belcher, Jr. is one of three trustees of the Company's Employees' Stock Ownership Plan (described hereafter) which owns 485,153 shares. Mr. Belcher, Jr. has an interest under the Plan in 2,056 shares. The other trustees are Mr. Maurice
    C. Workman and Mr. Richard Roob, each of whom is a Director of the Company. Mr. Belcher, Jr.'s wife owns 1,724 shares which are not counted above, and in which he disclaims any beneficial interest.

(2) Includes 1,339,984 shares held by trusts of which Mr. Moore is a co-trustee. The other co-trustees of said trusts are as follows: (a) trusts holding 596,998 of such shares--Mr. Roob and Mr. Belcher, Jr.; (b) a trust holding 346,608 of such shares--a brother of Mr. Moore who is not named above, Mr. Moore's niece and Mr. John C. Moore, Jr. (Mr. Moore's son who is a Director of the Company); and (c) trusts holding 396,378 of such shares--Mr. Belcher, Jr. In each case, the co-trustees are empowered to make all decisions in respect of the shares, including the voting and disposition thereof. Mr. Moore is a second cousin, once removed, of Mr. Belcher, Jr. Mr. Moore's wife owns 4,950 shares which are not counted above, and in which he disclaims any beneficial interest.

(3) Includes 635,283 shares held by trusts of which Mr. Roob is a co-trustee. The other co-trustees of said trusts are as follows: (a) trusts holding 596,998 of such shares--Mr. Moore and Mr. Belcher, Jr.; (b) a trust holding 19,200 of such shares--Mrs. Wardell and Mr. Vail; (c) a trust holding 9,559 of such shares -- an individual having no affiliation with the Company and a retiree of the Company; and (d) a trust holding 9,526 of such shares -- an individual having no affiliation with the Company. In each case, the trustees are empowered to make all decisions in respect of the shares, including the voting and disposition thereof. Also, Mr. Roob is one of three trustees of the Company's Employees' Stock Ownership Plan (described hereafter) which owns 485,153 shares. Mr. Roob has an interest under the Plan in 2,789 shares. The other trustees are Mr. Benjamin M. Belcher, Jr. and Mr. Maurice C. Workman, each of whom is a Director of the Company. Mr. Roob's wife owns 8,000 shares and each of his two daughters owns 300 shares, which are not counted above, and in which he disclaims any beneficial interest.

(4) Mr. Workman is one of three trustees of the Company's Employees'
    Stock Ownership Plan (described hereafter) which owns 485,153 shares of which Mr. Workman has an interest under the Plan in 3,772 shares. The other trustees are Mr. Benjamin M. Belcher, Jr. and Mr. Richard Roob, each of whom is a Director of the Company. Mr. Workman's wife owns 5,089 shares which are not counted above, and in which he disclaims any beneficial interest.

(5) The Company's Employees' Stock Ownership Plan (described hereafter) owns these shares and the three trustees are Mr. Benjamin M. Belcher, Jr., Mr. Richard Roob and Mr. Maurice C. Workman, each of whom is a Director of the Company.


                              ELECTION OF DIRECTORS

    Pursuant to the Company's Certificate of Incorporation and Bylaws, the Board of Directors is divided into three classes. Each year the Directors in one class are elected to serve terms of three years.

    The Board of Directors has nominated Frank W. Burr, Joseph Sobie, Charles
C. Vail, Ward B. Wack and Sara B. Wardell, all of whom were previously elected by the shareholders, for election as Class II Directors at the 1996 Annual Meeting of Shareholders. In addition, the Board of Directors has nominated Charles H. Bergmann, Jr., the son of Charles H. Bergmann who currently is a Director and who will retire as a Director at the 1996 Annual Meeting of Shareholders, for election as a Class II Director at the 1996 Annual Meeting to succeed his father.

    The nominees for election as Class II Directors, if elected, will each hold office for a three-year term until the 1999 Annual Meeting of Shareholders and until a successor has been duly elected and qualified.

    The persons named as proxies in the accompanying form of proxy have advised the Company that, unless otherwise instructed, they intend to vote the shares covered by duly executed proxies for the election of Frank W. Burr, Joseph Sobie, Charles C. Vail, Ward B. Wack, Sara B. Wardell and Charles H. Bergmann, Jr. All of the nominees have agreed to serve if elected. Should any such person become unable or unavailable for election as a Director, an event which the Board of Directors does not anticipate, the individuals appointed as proxies reserve the right to vote such shares for the election of such substitute nominee(s) as the Board of Directors may propose.

    The following table sets forth certain information with respect to the six
(6) nominees for election as Class II Directors to hold office for three years, and with respect to each Director whose term of office will continue after the Meeting. See also "Ownership of Securities by Nominees and Directors" below.

                              NOMINEES FOR ELECTION
                                                                                  YEAR TERM     SERVED AS
                                                                                  OF OFFICE    A DIRECTOR
NAME                       AGE              PRINCIPAL OCCUPATION                 WILL EXPIRE      SINCE
----                       ---              --------------------                 -----------     ------

Class II Directors

Charles H. Bergmann, Jr.   52      Director of Communications of Alto Dairy          1999
                                   Cooperative, a 100 year old farmer-owned
                                   cooperative in Waupun, Wisconsin, and
                                   employed there since 1989

Frank W. Burr(star)section 59      Executive Vice President of Alliance Capital      1999         1994
                                   Management, L.P., an investment manage-
                                   ment company, which is affiliated with
                                   Equitable Life Insurance Company, from
                                   1989 until retirement in 1993; since retire-
                                   ment has been an advisor to pension funds
                                   and a private investor


Joseph Sobie               61      President of Benjamin Moore & Co., Limited        1999         1987
                                   since 1982

Charles C. Vail            52      Vice President-Human Resources and                1999         1986
                                   Administration of the Company and a
                                   Vice President since 1988

Ward B. Wack               64      Consultant to the Company since 1978 (1)          1999         1975

Sara B. Wardell section    53      Managing Director, Scoville Memorial Library,     1999         1987
                                   Salisbury, CT, from 1978 to 1993 and since
                                   then has been a library consultant (1)

                                     DIRECTORS WHOSE TERMS OF OFFICE
                                     WILL CONTINUE AFTER THE MEETING

Class I Directors

Benjamin M. Belcher, Jr.(star)
                           61      Executive Vice President of the Company           1998         1975
                                   since 1991; Vice President-Planning and
                                   Secretary of the Company from 1983 to 1991 (1)

Yvan Dupuy(star)           44      Senior Vice President of the Company since        1998         1990
                                   1995; Vice President-Sales and Marketing of
                                   the Company from 1988 to 1995

William J. Fritz(star)     65      Vice President-Finance and Treasurer of           1998         1980
                                   the Company since 1985



Gerald W. Moore* + Sec.
                           63      Retired business executive; private investor      1998         1994
                                   from 1989 to the present; formerly Associate
                                   Editor of Equipment Distribution magazine


Michael C. Quaid +         69      Consultant to the Company since 1991;             1998         1973
                                   Executive Vice President of the Company
                                   from 1988 until retirement in 1991


Class III Directors

Ward C. Belcher            49      Vice President-Operations of the Company          1997         1988
                                   since 1989 (1)


Robert J. Hodgson          58      President of Technical Coatings Co., a            1997         1994
                                   wholly owned U.S. subsidiary of the
                                   Company, since 1987

Ralph W. Lettieri          76      Consultant to the Company since 1988;             1997         1967
                                   Executive Vice President of the Company
                                   from 1977 until retirement in 1988

John C. Moore, Jr. +       51      Employed by Electronic Data Systems (EDS)         1997         1994
                                   Consulting Business Unit which consults on
                                   the use of information technology for the
                                   operational needs of business, since 1989

Richard Roob*  +           63      Chairman of the Board of Directors                1997         1979
                                   of the Company since 1984

Maurice C. Workman(*)+
                           67      President of the Company since 1970               1997         1963

-----------------------
           *Member of the Executive and Finance Committee.
         +Member of the Audit Committee.
   section Member of the Compensation and Stock Option Plan Committee.

   (1) Messrs. B. M. Belcher, Jr. and W. C. Belcher are brothers, Mrs. Wardell is their sister and Mr. Wack is their first cousin.

Ownership of Securities by Nominees and Directors

   Set forth below is certain information, as of March 1, 1996 (or in the case of interests under the Company's Employees' Stock Ownership Plan the most recent allocation date which is December 31, 1995), with respect to the shares of Common Stock of the Company, and with respect to the Common Shares of its Canadian subsidiary, which may be deemed to be beneficially owned (within the meaning of the applicable rules and regulations of the Securities and Exchange Commission), by each nominee for election as a Director of the Company, by each of its Directors, by each of the executive officers named in the Summary Compensation Table appearing below and by its Directors and Officers as a group. In reviewing the following table, it should be noted that as set forth in the notes thereto, a substantial number of the shares are held in trusts, the trustees of which are more than one of the persons named below; accordingly, the number of shares set forth opposite the names of each such person (and the corresponding percentage ownership presented below) refers, in several instances, to the same shares.

   The shares shown include stock options issued under the Stock Option Plan of the Company which are exercisable on or within sixty days after March 1, 1996. They permit the purchase of a total of 2,000 shares, 2,000 shares, 2,666 shares, 1,166 shares and 2,000 shares by Messrs. W. C. Belcher, Dupuy, Fritz, Hodgson and Vail, respectively, and 22,662 shares by all Directors and Officers as a group. For the purpose of calculating percentage ownership such shares were also considered to be outstanding.


                                                               SHARES OF
                                  SHARES OF      APPROXIMATE    CANADIAN      APPROXIMATE
                                   COMPANY      PERCENTAGE OF  SUBSIDIARY     PERCENTAGE OF
                                 OWNED AS OF     OUTSTANDING  OWNED AS OF     OUTSTANDING
   NAME                             3/1/96          SHARES      3/1/96           SHARES
   ----                             ------          ------      ------           ------

   Benjamin M. Belcher, Jr.           (1)             (1)        8,270 (16)        .6
   Ward C. Belcher                 238,062  (2)       2.5        5,490 (17)        *
   Charles H. Bergmann              94,226  (3)        .9
   Charles H. Bergmann, Jr.         99,531  (4)       1.0
   Frank W. Burr                     1,000              *
   Yvan Dupuy                        7,745  (5)         *        1,000             *
   William J. Fritz                 17,261  (6)         *
   Robert J. Hodgson                 4,761  (7)         *        1,000             *
   Ralph W. Lettieri                12,000  (8)         *
   Gerald W. Moore                  84,240  (9)        .9
   John C. Moore, Jr.              346,958 (10)       3.7
   Michael C. Quaid                 18,000 (11)         *          600             *
   Richard Roob                       (1)             (1)        7,200 (18)        .6
   Joseph Sobie                        200              *       33,715 (19)       2.6
   Charles C. Vail                 116,378 (12)       1.2
   Ward B. Wack                    249,526 (13)       2.6        6,700             .5
   Sara B. Wardell                 225,082 (14)       2.4        3,060             *
   Maurice C. Workman                 (1)             (1)        1,000             *
   Directors and Officers        3,073,851 (15)      32.4       63,235 (15)       4.9
   as a group (20 persons,
   including the above)
----------


     *Represents .4% or less of the outstanding shares of Common Stock of the Company or its Canadian subsidiary.

(1) Reference is made to the information set forth under the caption "Principal Shareholders" above, and to the table and the notes thereunder.

(2) Mrs. Ward C. Belcher owns 5,980 shares of the Company's Common Stock of which 4,256 shares are held as Custodian under the Uniform
     Gifts to Minors Act. Mr. Belcher disclaims any beneficial interest in such shares which are not included above. Includes 36,214 shares of the Company's Common Stock held by trusts of which Mr. Belcher is a co-trustee. The co-trustees are empowered to make all decisions in respect of the shares, including the voting and disposition thereof. Also includes 1,369 shares in which Mr. Belcher has an interest under the Company's Employees' Stock Ownership Plan. In addition, Mr. Belcher is Custodian of 29,664 of such shares held under the Uniform Gifts to Minors Act.

(3) Owned by Bergmann Enterprises Limited Partnership of which Mr. Bergmann is a limited partner.

(4) Includes 94,226 shares owned by Bergmann Enterprises Limited Partnership of which Mr. Bergmann, Jr. is the managing general partner. Also includes 4,176 shares held by a trust of which Mr. Bergmann, Jr. is a co-trustee with Mrs. Charles H. Bergmann, Jr. Mrs. Bergmann, Jr. owns 4,240 shares and is a trustee with their son of a trust holding 7,511 shares which are not counted above, and in which Mr. Bergmann, Jr. disclaims any beneficial interest.

(5) Includes 1,005 shares in which Mr. Dupuy has an interest under the Company's Employees' Stock Ownership Plan.

(6) Includes 2,095 shares in which Mr. Fritz has an interest under the Company's Employees' Stock Ownership Plan.

(7) Includes 495 shares in which Mr. Hodgson has an interest under the Company's Employees' Stock Ownership Plan.

(8) Mrs. Lettieri owns 7,050 shares of the Company's Common Stock. Mr. Lettieri disclaims any beneficial interest in such shares.

(9) Held by two trusts of which Mr. Gerald W. Moore is a co-trustee. The other co-trustees are: (a) a trust holding 49,416 of such shares a brother of Mr. Gerald W. Moore and (b) a trust holding

     34,824 of such shares--the brother and a bank. The co-trustees are empowered to make all decisions in respect of the shares, including the voting and disposition thereof.

(10) Includes 346,608 shares held by a trust of which Mr. John C. Moore, Jr. is a co-trustee with his father, an uncle and a cousin. The co-trustees are empowered to make all decisions in respect of the shares, including the voting and disposition thereof.

(11) Mrs. Quaid owns 3,800 shares of the Company's Common Stock. Mr. Quaid disclaims any beneficial interest in such shares.

(12) Mrs. Vail owns 200 shares of the Company's Common Stock. Mr. Vail disclaims any beneficial interest in such shares. Includes 108,800 shares of the Company's Common Stock held by trusts of which Mr. Vail is a co-trustee. The other co-trustees of said trusts are as follows: (a) trusts holding 24,000 of such shares--Mr. Belcher, Jr.; (b) a trust holding 19,200 of such shares--Mr. Roob and Mrs. Wardell; (c) a trust holding 24,000 of such shares--Mrs. Wardell; (d) a trust holding 33,600 of such shares--Mr. Wack; and (e) a trust holding 8,000 of such shares--an individual having no affiliation with the Company. The co-trustees are empowered to make all decisions in respect of the shares, including the voting and disposition thereof. Also includes 778 shares in which Mr. Vail has an interest under the Company's Employees' Stock Ownership Plan.

(13) Includes 33,600 shares of the Company's Common Stock held by a trust of which Mr. Wack is a co-trustee. The other co-trustee is Mr. Vail. The co-trustees are empowered to make all decisions in respect of the shares, including the voting and disposition thereof. Mrs. Wack owns 200 shares, in which Mr. Wack disclaims any beneficial interest.

(14) Includes 58,909 shares held by trusts of which Mrs. Wardell is a co-trustee. The other co-trustees of said trusts are as follows: (a) a trust holding 19,200 of such shares--Mr. Roob and Mr. Vail; (b) a trust holding 24,000 of such shares--Mr. Vail; (c) a trust holding 8,000 of such shares--Mr. Belcher, Jr.; and (d) a trust holding 7,709 of such shares--a bank. Mrs. Wardell's adult daughter owns 27,361 shares which are not counted above, and in which she disclaims any beneficial interest.

(15) Shares which may be deemed to be owned by more than one officer or Director have been counted only once for purposes of the group totals.

(16) Includes 4,800 shares held by a trust of which Mr. Belcher, Jr.
     is a co-trustee. The co-trustees are empowered to make all decisions in respect of the shares, including the voting and disposition thereof.

(17) Includes 1,230 shares held as custodian for children.

(18) Includes 4,800 shares held by a trust of which Mr. Roob is a co-trustee. The co-trustees are empowered to make all decisions in respect of the shares, including the voting and disposition thereof.

(19) Includes 31,965 shares held by the Canadian subsidiary's Deferred
     Profit Sharing Plan, of which Mr. Sobie is a co-trustee. The other trustees are an executive of the Canadian subsidiary and an attorney who serves as counsel to the Canadian subsidiary. Mr. Sobie's wife owns 1,250 shares which are not counted above, and in which he disclaims any beneficial interest.

   Shares owned by the Directors' parents (including the Estate of a parent), spouses, adult children and their spouses, brothers or sisters and their spouses (except those who are Directors of the Company), in which beneficial ownership is disclaimed, total 1,314,179 shares, or 14% of the outstanding shares.

Committees of the Board of Directors

   The Company has an Audit Committee, an Executive and Finance Committee and a Compensation and Stock Option Plan Committee, but does not have a Nominating Committee. The Audit Committee functions include recommending to the Board of Directors the engagement of the independent public accountants for the Company, reviewing with the independent public accountants the plan and results of the audit engagement, considering the effect of any non-audit services upon the independence of the accountants, approving the fees for audit and non-audit services, and reviewing with the independent public accountants the adequacy of the Company's system of internal accounting controls. The Executive and Finance Committee may exercise all powers of the Board of Directors with certain exceptions as required by law, and is responsible for the approval of the Company's performance bonus plan and for remuneration arrangements for all employees except for senior executives. The

Compensation and Stock Option Plan Committee is responsible for compensation arrangements for senior executives, including each executive officer named in the Summary Compensation Table appearing below; it establishes performance goals for senior executives, and it administers the Company's Stock Option Plan approved by the shareholders on April 15, 1993.

   During 1995, there were four meetings of the Board of Directors, three meetings of the Audit Committee, five meetings of the Executive and Finance Committee and two meetings of the Compensation and Stock Option Plan Committee. Each Director of the Company attended at least 75% of the meetings of the Board of Directors and the Committee or Committees of which such person was a member.

                              DIRECTOR COMPENSATION

   In 1995, all Directors who were not employees of the Company were paid an annual fee of $30,000 in consideration of their services as such. This annual fee covers all services rendered to the Company in any capacity by such Director. Directors who are employees are not compensated for services as a Director.

                             EXECUTIVE COMPENSATION

   The following table sets forth information concerning the compensation earned by the Company's Principal Executive Officers and each of the other three most highly compensated executive officers of the Company for each of the last three fiscal years.




                           SUMMARY COMPENSATION TABLE

                                                                            LONG-TERM
                                               ANNUAL                     COMPENSATION
                                            COMPENSATION                     AWARDS
                                            ------------                     ------

                                                               OTHER       SECURITIES
                                                               ANNUAL      UNDERLYING    ALL OTHER
NAME AND                                 SALARY     BONUS   COMPENSATION    OPTIONS    COMPENSATION
PRINCIPAL POSITION             YEAR      ($)  (1) ($)  (2)   ($)  (3)         (#)        ($)  (4)
---------------------------------------------------------------------------------------------------
Richard Roob                   1995      558,300       -0-     6,599          -0-          1,900
Chairman of the                1994      533,690   135,047     7,364          -0-          2,067
Board of Directors             1993      514,850       -0-     8,034       10,000          3,378
Principal Executive Officer

Maurice C. Workman             1995      546,000       -0-    13,731          -0-          1,900
President                      1994      522,333   132,174    11,854          -0-          2,067
Principal Executive Officer    1993      503,286       -0-     8,034       10,000          3,378

Benjamin M. Belcher, Jr.       1995      284,500       -0-     6,599          -0-          1,900
Executive Vice President       1994      270,883    60,739     7,364          -0-          2,067
                               1993      258,914       -0-     8,034        8,000          3,378

William J. Fritz               1995      274,704       -0-     6,599          -0-          1,900
Vice President - Finance       1994      260,541    50,544     7,364          -0-          2,067
and Treasurer                  1993      248,465       -0-     8,034        8,000          3,378

Yvan Dupuy                     1995      221,100       -0-     6,599          -0-          1,900
Senior Vice President          1994      190,900    37,075     7,364          -0-          2,067
                               1993      183,100       -0-     8,034        6,000          2,678

-------------------------

(1) Salary includes amounts deferred pursuant to salary reduction elections made under the Company's Deferred Savings and Investment Plan (a "401(k) Plan") which does not have a Company matching contribution.

(2)  See the discussion below under the caption "Annual Incentives".

(3) Includes only imputed interest pursuant to the Internal Revenue Code of 1986 with respect to promissory notes without stated interest delivered in partial payment for the purchase of Common Stock under the Employees' Stock Purchase Plan. These amounts for 1993 were previously reflected in the "All Other Compensation" column, but are now shown separately in this column. See caption "Compensation Committee Interlocks and Insider Participation" below.

(4) Includes only the fair market value of shares allocated in respect of the indicated years for purposes of the Employees' Stock Ownership Plan.

Revised Retirement Income Plan and Excess Benefit Plan

     The following table shows, as of December 31, 1995, estimated annual benefits payable upon retirement at age 65 under the Company's Revised Retirement Income Plan (the "Retirement Plan") assuming that an employee would be entitled to receive benefits under the Retirement Plan provisions which would yield the largest benefit.



                               PENSION PLAN TABLE

      HIGHEST AVERAGE
        EARNINGS OVER                                 YEARS OF CREDITED SERVICE
    3 CONSECUTIVE YEARS   10 YEARS      20 YEARS      30 YEARS       35 YEARS      40 YEARS      45 YEARS
    -------------------   --------      --------      --------       --------      --------      --------

         $200,000          28,134        56,268        84,402         98,468       113,468       128,468
          250,000          35,634        71,268       106,902        124,718       143,468       162,218
          300,000          43,134        86,268       129,402        150,968       173,468       195,968
          350,000          50,634       101,268       151,902        177,218       203,468       229,718
          400,000          58,134       116,268       174,402        203,468       233,468       263,468
          450,000          65,634       131,268       196,902        229,718       263,468       297,218
          500,000          73,134       146,268       219,402        255,968       293,468       330,968
          550,000          80,634       161,268       241,902        282,218       323,468       364,718
          600,000          88,134       176,268       264,402        308,468       353,468       398,468
          650,000          95,634       191,268       286,902        334,718       383,468       432,218


   The maximum number of years of credited service under the Retirement Plan is capped at 35 years except for employees hired prior to January 1, 1970.

   Under the Company's Retirement Plan, which is a non-contributory, qualified, defined benefit plan, the Company makes actuarially determined annual contributions on behalf of substantially all of its United States employees who have completed at least one year of service with the Company. As of December 31, 1995, Messrs. Roob, Workman, Belcher, Jr., Fritz and Dupuy had respectively 19, 45, 34, 40 and 19 years credited service under the Plan. The compensation covered by the Retirement Plan is that described under the "Salary" column of the Summary Compensation Table. Benefits shown in the Pension Plan Table are computed on the basis of a straight life annuity and are not subject to offset for Social Security. To the extent that an employee's retirement benefit as computed in accordance with the Plan exceeds maximum amounts permitted under the Internal Revenue Code of 1986, the difference will be paid by the Company under the Company's unfunded Excess Benefit Plan approved by the Board of Directors which provides a compensating non-qualified annual retirement supplement.

Canadian Subsidiary Plans

   The Company's Canadian subsidiary, Benjamin Moore & Co., Limited, maintains a non-contributory defined benefit pension plan which is qualified for tax purposes under the laws of Canada, as well as an excess benefit plan and a qualified profit sharing plan. The plans provide benefits to employees of the Canadian subsidiary similar to those provided by the Company's Retirement Plan and Excess Benefit Plan described above and Employees' Stock Ownership Plan described below.

                        COMPENSATION COMMITTEE INTERLOCKS
                            AND INSIDER PARTICIPATION

          The following persons, who are non-employee Directors, serve as members of the Compensation and Stock Option Plan Committee, which establishes the compensation of the Company's senior executives, including each executive officer named in the Summary Compensation Table above: Frank W. Burr, Gerald W. Moore and Sara B. Wardell.

   In addition, the Executive and Finance Committee establishes the threshold levels of net profits of the Company required for payments to be made under the annual incentive program of the Company. The Executive and Finance Committee is composed of Benjamin M. Belcher, Jr., Yvan Dupuy, William J. Fritz, Richard Roob and Maurice C. Workman, five employee Directors who are executive officers of the Company appearing in the Summary Compensation Table, and Frank W. Burr and Gerald W. Moore who are independent, non-employee Directors who are beneficial owners of shares of Common Stock.

   The following officers and Directors of the Company were indebted to the Company in amounts greater than $60,000 since January 1, 1995 under full recourse promissory notes delivered in partial payment for the purchase of Common Stock under the Employees' Stock Purchase Plan approved by the shareholders of the Company. Some of the promissory notes bear interest at the rate of five (5) percent per annum and the other promissory notes are without stated interest. The highest amounts outstanding under such notes for such persons since January 1, 1995 and the amounts outstanding at March 1, 1996 were as follows:


                                          SINCE JANUARY 1, 1995                       AT MARCH 1, 1996
                                          ---------------------                       ----------------
                                    WITH INTEREST    WITHOUT INTEREST        WITH INTEREST    WITHOUT INTEREST
                                    ---------------------------------        ---------------------------------

    Benjamin M. Belcher, Jr.            $7,219           $82,810                 $4,481            $66,995
    Ward C. Belcher                     24,064            82,810                 14,936             72,694
    Richard H. Delventhal                7,219           120,849                  4,481             99,547
    Yvan Dupuy                             -0-            82,810                    -0-             66,995
    Donald W. Everett                   12,308            71,163                  7,468             60,333
    William J. Fritz                       -0-            82,810                    -0-             66,995
    Robert J. Hodgson                    4,813           147,240                  2,987            128,714
    John T. Rafferty                    25,032           139,868                 18,028            118,281
    Richard Roob                        24,064            82,810                 14,936             66,995
    Charles C. Vail                        -0-           196,927                    -0-            175,266
    Maurice C. Workman                   7,219           196,927                  4,481            169,566

   The foregoing amounts represent the aggregate principal balances outstanding under the promissory notes. The notes were given in connection with the purchase of the Company's Common Stock which generally occurred on (a) February 28, 1986, (b) July 22, 1988, (c) January 1, 1991 and (d) May 27, 1994,
at the then current fair market value as determined in accordance with the terms of the Employees' Stock Purchase Plan approved by the shareholders of the Company. The promissory notes are secured by the shares to which they relate. On and after January 1, 1991, all purchases under the Employees' Stock Purchase Plan under full recourse promissory notes have been made without stated interest on the notes.

   Messrs. Ward C. Belcher and Richard Roob were also indebted to the Company's Canadian subsidiary, Benjamin Moore & Co., Limited, under full recourse promissory notes given in connection with the purchase of Common Shares of the Canadian subsidiary on June 17, 1988 by each of such persons under similar circumstances. The stated interest rate on these notes is five (5) percent per annum. The amount outstanding under each of such notes for each such person at March 1, 1996 was $5,174 ($7,094 Canadian) and the highest amount outstanding under such notes for each such person since January 1, 1995 was $8,350 ($11,713 Canadian). Mr. Yvan Dupuy was also indebted to Benjamin Moore & Co. under a full recourse promissory note without stated interest given in connection with the purchase of Common Shares of Benjamin Moore & Co., Limited on February 3, 1992. The amount outstanding on March 1, 1996 in the case of Mr. Dupuy was $29,215 ($40,059 Canadian) and the highest amount outstanding under such note since
January 1, 1995 was $34,135 ($47,882 Canadian).


                     JOINT REPORT ON EXECUTIVE COMPENSATION

   The executive compensation program of the Company is administered by the Compensation and Stock Option Plan Committee of the Board of Directors. This Committee consists of Frank W. Burr, Gerald W. Moore and Sara B. Wardell, none of whom has been at any time a salaried employee of the Company. They are independent, non-employee Directors who are beneficial owners of shares of Common Stock. They are not eligible to receive grants under the Company's Stock Option Plan.

   In addition, the Executive and Finance Committee, which consists of Benjamin M. Belcher, Jr., Yvan Dupuy, William J. Fritz, Richard Roob and Maurice
C. Workman, five employee Directors who are executive officers of the Company appearing in the Summary Compensation Table, and Frank W. Burr and Gerald W. Moore who are independent, non-employee Directors, establishes the threshold levels of net profits of the Company required for annual incentive payments to be made. The amount of the payment under the management incentive feature for each executive officer of the Company, including those executive officers named in the Summary Compensation Table, is determined by the provisions of the annual incentive program which is approved by the Compensation and Stock Option Plan Committee.

BASE SALARY

   The Company has a philosophy of providing a level of base compensation or salary that allows the Company to attract, retain and reward the talent needed to maintain its leading position in the coatings business. The Company carefully reviews the performance of employees in determining annual compensation increases. This performance evaluation is made by the various levels of management. Increases are granted within a budget approved annually by the Executive and Finance Committee. All compensation increases for the fifteen senior executives of the Company, including those executive officers appearing in the Summary Compensation Table, and all other executive officers, are determined by the Compensation and Stock Option Plan Committee.

   All compensation decisions of the Compensation and Stock Option Plan Committee, including those for the Principal Executive Officers, take into account individual services rendered, level and scope of responsibility, experience, an evaluation of overall Company performance, the need for motivation and retention of executives of outstanding abilities, internal equity, and the requirement to be competitive. Additional consideration is given to the compensation structures of corporations in the same or similar lines of business as the Company as well as a number of those in other lines of business. Survey data is used to assist in this evaluation. Within this framework, the salary of the Principal Executive Officers and the other senior executives of the Company is determined by the Compensation and Stock Option Plan Committee based on the Committee's judgment concerning their individual contribution to the business, level of responsibility and experience. No specific formulas are used.


ANNUAL INCENTIVES

   An annual incentive program was adopted by the Company effective January 1, 1993. It is intended to create a positive link between annual performance and annual incentive compensation. Incentive payments under the profit sharing portion of this program are available to all employees. The incentive payment is based solely on the achievement of specified levels of increase in net profits of the Company over net profits averaged over the most recent three year period, with a threshold level below which no incentive payment is paid to any employee. The Executive and Finance Committee determines incentive opportunities corresponding with the performance required to achieve increasing levels of net income. Target incentive opportunities are not established for each individual. Rather, incentive opportunities are created under the profit sharing portion of this program as an increasing percentage of base salary directly related to the level of increase of net income. This profit sharing opportunity, which is the same for all employees of the Company, is designed to foster a team based approach.

   In addition, approximately fifty employees, including those executive officers named in the Summary Compensation Table, participate in an executive management incentive feature. This feature enables the participants to receive an additional incentive payment depending upon the level of increase in net profits. The factors considered by the Compensation and Stock Option Plan Committee in determining the specific percentage for each individual in this group of employees, which includes the executive officers named in the Summary Compensation Table, are the level and scope of responsibilities, experience, performance of the individual, Company performance and competitive practices of companies in similar lines of business. The additional incentive payments to the Principal Executive Officers reflect the Compensation and Stock Option Plan Committee's judgment with respect to their level of responsibility within the Company and their leadership.

   Since an increase in net profits is used to determine the amount of the annual incentive, the program is positively correlated with the performance of the Company.

   No incentive or bonus payments were made under the annual incentive program for 1995 since the target threshold level was not exceeded.


LONG-TERM INCENTIVES

   The Company's long-term incentive philosophy is that long-term incentives should be related to increases in long-term shareholder value so as to create a mutuality of interest among the Company, employees and shareholders. To further this objective the Company provides the opportunity for employees to purchase stock and through its Compensation and Stock Option Plan Committee awards stock options. It also maintains an Employees' Stock Ownership Plan.


Stock Purchases

   An Employees' Stock Purchase Plan was approved by the shareholders of the Company on April 20, 1978. This was a continuation of the original plan established in 1937. It permits the purchase of shares of Common Stock at fair value. It is believed that stock ownership ensures a direct tie between the interests of employees and shareholders. For a summary of the indebtedness to the Company under this Plan of officers and Directors of the Company who are employees, see the discussion above under the heading "Compensation Committee Interlocks and Insider Participation".


Stock Options

   Stock options encourage and reward efforts that result in corporate financial success over the long-term as measured by stock price appreciation. The Stock Option Plan of the Company was approved by the shareholders on April 15, 1993. Grants were made under this Plan on August 10, 1993 to 1,241 eligible employees, including the executive officers named in the Summary Compensation Table. There have been no grants since that time.

Employees' Stock Ownership Plan

   The Company maintains an Employees' Stock Ownership Plan which is a qualified plan covering substantially all of its United States employees. Under the terms of this Plan, the Board of Directors of the Company is authorized to make contributions from time to time out of the profits or retained earnings of the Company to the Plan Trust fund; such contributions to be in an amount and in the form of cash or shares of Common Stock of the Company as determined by the Board of Directors in its sole discretion. Contributions, which are deductible expenses for income tax purposes, are allocated annually to the participants in the Plan in the ratio that the eligible compensation of each bears to the aggregate eligible compensation of all such participants. In 1995 the Company contributed to the Plan Trust fund an amount necessary to make the loan payment due on a loan made on June 30, 1989, which was used to purchase shares for the Employees' Stock Ownership Plan.

POLICY REGARDING SECTION 162(M) OF THE INTERNAL REVENUE CODE

   Section 162(m) of the Internal Revenue Code generally limits the corporate deduction for compensation paid to an employee who on the last day of fiscal years beginning on or after January 1, 1994 is either the chief executive officer or among the four most highly compensated officers other than the chief executive officer to one million dollars, except for qualified performance-based compensation. Options granted under the Company's Stock Option Plan are designed to qualify as performance-based compensation under regulations issued by the Internal Revenue Service. The Compensation and Stock Option Plan Committee intends to take such action as it deems appropriate to preserve the tax deductibility of compensation paid by the Company to the extent practicable and so long as this objective is consistent with providing fair, competitive and rewarding compensation consistent with performance.

                         EXECUTIVE AND FINANCE COMMITTEE

Benjamin M. Belcher, Jr.          Yvan Dupuy                 Richard Roob
Frank W. Burr                     William J. Fritz           Maurice C. Workman
                                  Gerald W. Moore


                  COMPENSATION AND STOCK OPTION PLAN COMMITTEE

Frank W. Burr                     Gerald W. Moore            Sara B. Wardell


               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY-END OPTION/SAR VALUES

   The following table provides information concerning the value of unexercised options held by the executive officers named in the Summary Compensation Table at the end of the last fiscal year, which is calendar year 1995. No stock options were exercised by such persons in 1995 and the Company has no provision for the granting of stock appreciation rights ("SARs").


                                        NUMBER OF
                                        SECURITIES
                                        UNDERLYING UNEXERCISED        VALUE OF UNEXERCISED
                                        OPTIONS AT                    IN-THE-MONEY OPTIONS AT
                                        FISCAL YEAR END (#)           FISCAL YEAR END ($) (1)
             NAME                       EXERCISABLE/UNEXERCISABLE     EXERCISABLE/UNEXERCISABLE

             ----------------------------------------------------------------------------------

             Richard Roob                 3,333/6,667                 $19,931/$39,869
             Maurice C. Workman           3,333/6,667                 $19,931/$39,869
             Benjamin M. Belcher, Jr.     2,666/5,334                 $15,943/$31,897
             William J. Fritz             2,666/5,334                 $15,943/$31,897
             Yvan Dupuy                   2,000/4,000                 $11,960/$23,920


(1) Values stated are based on the difference between the option exercise or base price per share of $73.26 and the fair value of a share of Common Stock on December 31, 1995 of $79.24 per share, as determined by Management Planning, Inc., 101 Poor Farm Road, Princeton, New Jersey 08540, an independent consulting firm retained since April 1988 to calculate the current fair market value of the Common Stock on a weekly basis. Such price as of March 1, 1996 was $64.89 per share.

                                PERFORMANCE GRAPH

   The following line graph compares the Company's cumulative total shareholder return on the Common Stock with the cumulative total return of (i) the Standard & Poor's 500 Stock Index which is a broad based widely used index useful for comparison purposes and (ii) a Peer Group of five publicly traded companies in the coatings business. The companies in the Peer Group are Lilly Industries, Inc., Pratt & Lambert United, Inc., RPM, Inc., The Sherwin-Williams Company and The Valspar Corporation. All returns assume that $100 was invested on December 31, 1990 and that all dividends were reinvested, and all returns are weighted on the basis of market capitalization at the beginning of each year of measurement.


               CUMULATIVE SHAREHOLDER RETURN
                5 YEAR PERIOD  1991-1995


     300

     250
                         [GRAPH]
     200

     150

     100
      Base     1991      1992      1993      1994      1995
     (1990)



                         FISCAL YEARS ENDED DECEMBER 31

                          BASE
                          1990    1991      1992      1993      1994      1995
                          ----    ----      ----      ----      ----      ----

    Benjamin Moore & Co.   100   126.82    160.83    201.57    184.70    194.02
    S&P 500 Comp           100   130.47    140.41    154.56    156.60    215.45
    Peer Group             100   146.83    173.87    202.96    203.49    252.72


                              CERTAIN TRANSACTIONS

   See the discussion above under the caption "Compensation Committee Interlocks and Insider Participation".


                         INDEPENDENT PUBLIC ACCOUNTANTS

   The Board of Directors of the Company, acting upon the recommendation of the Audit Committee, has selected Deloitte & Touche LLP as the independent public accountants for the Company in 1996. Deloitte & Touche LLP and its predecessors, Deloitte Haskins & Sells and Haskins & Sells, have acted in such capacity since 1957. A representative of Deloitte & Touche LLP is expected to be present at the Meeting. The representative will have an opportunity to make a statement, and will be available to respond to appropriate questions.

                                  MISCELLANEOUS

Shareholder Proposal Date

   Any shareholder proposal intended to be presented at the 1997 Annual Meeting of Shareholders must be received by the Company, directed to the attention of the Secretary, at its principal executive offices at 51 Chestnut Ridge Road, Montvale, New Jersey 07645 not later than November 22, 1996 to be considered for inclusion in the Company's Proxy Statement and form of proxy relating to the 1997 Annual Meeting. Any such proposals must comply in all respects with the rules and regulations of the Securities and Exchange Commission.

Compliance with Section 16(a) of the Securities Exchange Act

   Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership with the Securities and Exchange Commission. Officers, directors and greater than ten-percent shareholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

   Based on review of the copies of such forms furnished to the Company, the Company believes that during the year 1995 all Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were met.

                        AVAILABILITY OF FORM 10-K REPORT

     UPON WRITTEN REQUEST, THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS FORM 10-K ANNUAL REPORT FOR 1995, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, TO ANY PERSON WHO, AS OF THE CLOSE OF BUSINESS ON MARCH 1, 1996, EITHER HELD SHARES OF THE COMPANY IN HIS OR HER OWN NAME OR WAS THE BENEFICIAL OWNER OF SHARES HELD IN THE NAME OF ANOTHER PERSON. SUCH SHAREHOLDERS MUST MAKE SUCH REQUESTS TO THE SECRETARY, BENJAMIN MOORE & CO., 51 CHESTNUT RIDGE ROAD, MONTVALE, NEW JERSEY 07645. OWNERS OF SHARES HELD IN THE NAME OF ANOTHER PERSON MUST INCLUDE IN THEIR REQUESTS A REPRESENTATION THAT THEY WERE BENEFICIAL OWNERS OF SHARES OF BENJAMIN MOORE & CO. AS OF THE CLOSE OF BUSINESS ON MARCH 1, 1996.

                                           By Order Of The Board of Directors

                                                            John T. Rafferty
                                                               Secretary

Dated:   March 22, 1996

                          BENJAMIN MOORE & CO. - PROXY

                   51 CHESTNUT RIDGE ROAD, MONTVALE, NJ 07645
                      ------------------------------------

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints Benjamin M. Belcher, Jr., Richard Roob and Maurice C. Workman as proxies to vote all shares of the undersigned at the Annual Meeting of Shareholders to be held April 18, 1996. Each of the named proxies shall have the power to appoint a substitute proxy for himself. The proxies, or any one of them, shall have the power to vote: (i) only those shares of the Common Stock of Benjamin Moore & Co. held of record by the undersigned as of the close of business on March 1, 1996; (ii) at any adjournment of the meeting; and
(iii) upon any subject which may properly be brought before the meeting. The proxies may vote upon all the matters described in the proxy statement furnished with this proxy, subject to any directions indicated below. IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES LISTED BELOW.

1. Election of six (6) Class II Directors:

  FOR all nominees listed below / /            WITHHOLD AUTHORITY to vote for
  (except as written below)                    all nominees listed below/ /

          Charles H. Bergmann, Jr.      Joseph Sobie            Ward B. Wack
          Frank W. Burr                 Charles C. Vail         Sara B. Wardell

  (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE WRITE
   THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW.)

     ---------------------------------------------------------------------


2. In their discretion, the proxies are authorized to vote upon such other business as may properly be brought before the meeting, or any adjournment thereof.


PLEASE MARK, DATE, SIGN AND RETURN PROMPTLY

                                ---------------------------------------------

                                ---------------------------------------------

                                ---------------------------------------------

                                Dated:                                   , 1996
                                      -----------------------------------

                                The signature(s) should agree with the name(s) imprinted to the left. Custodians, Executors, Administrators, Trustees, Guardians and Attorneys should so indicate when signing.

                                Shares held on record date:
                                                             ------------------

                   BENJAMIN MOORE & CO. - VOTING INSTRUCTIONS
                   51 CHESTNUT RIDGE ROAD, MONTVALE, NJ 07645
                      ------------------------------------

                         EMPLOYEES' STOCK OWNERSHIP PLAN
    THESE INSTRUCTIONS ARE SOLICITED BY THE ADMINISTRATIVE COMMITTEE AND THE
      TRUSTEES OF THE BENJAMIN MOORE & CO. EMPLOYEES' STOCK OWNERSHIP PLAN

Pursuant to Section 9.8 of the Benjamin Moore & Co. Employees' Stock Ownership Plan (the "Plan"), the undersigned hereby instructs the Administrative Committee and the Trustees of the Plan, and each or any of them, to vote as designated below, all shares of Common Stock of Benjamin Moore & Co. held in the account of the undersigned under the Plan as of the close of business on March 1, 1996, at the Annual Meeting of Shareholders to be held on April 18, 1996 or any adjournment thereof.


These instructions when properly executed will be followed in the manner directed. IF NO INSTRUCTIONS ARE GIVEN ON THIS FORM OR IF THE FORM IS NOT RETURNED, ALL SHARES OF COMMON STOCK HELD IN YOUR ACCOUNT UNDER THE PLAN WILL BE VOTED IN THE ELECTION OF DIRECTORS AND ON ANY OTHER PROPOSALS BEFORE THE MEETING IN THE SAME PROPORTION AS SHARES FOR WHICH INSTRUCTIONS HAVE BEEN RECEIVED FROM PARTICIPANTS IN THE PLAN. IF AUTHORITY TO VOTE FOR ONE OR MORE NOMINEES IS WITHHELD, THE SHARES OF COMMON STOCK HELD IN YOUR ACCOUNT UNDER THE PLAN WILL BE VOTED ONLY FOR THE BALANCE OF SUCH NOMINEES, IF ANY.

1. Election of six (6) Class II Directors:

   FOR all nominees listed below / /          WITHHOLD AUTHORITY to vote for all
   (except as written below)                  nominees listed below / /

      Charles H. Bergmann, Jr.      Joseph Sobie            Ward B. Wack
      Frank W. Burr                 Charles C. Vail         Sara B. Wardell

   (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE WRITE
     THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW.)

         --------------------------------------------------------------


2. In their discretion, the Administrative Committee and the Trustees are authorized to vote upon such other business as may properly be brought before the meeting, or any adjournment thereof.

 ___
|                           PLEASE MARK, DATE, SIGN AND RETURN PROMPTLY
|


                            -------------------------------------------------



|                           DATED:                                       , 1996
|                                 ---------------------------------------
|                           THE SIGNATURE SHOULD AGREE WITH THE NAME IMPRINTED
 ---                        TO THE LEFT.